Exhibit 10.22.6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract Number	Page of Pages
	POHC-2002-D-0003	1	2

2. Amendment/Modification Number	3. Effective Date	4. Requisition/Purchase Request No.	5. Solicitation Caption
M00015	1-Aug-04

6. Issued By:	Code	PO	7. Administered By (If other than line 6)
Office of Conracting and Procurement			Department of Health / Office of Managed Care
Human Care and Services Group / DOH			Medical Assistance Administration
441 4th Street, N. W., Suite 700 South			825 North Capital Street, N. E., 5th Floor
Washington, DC 20001			Washington, D. C. 20001
Attn: Ms. Maude R. Holt — Telephone: (202) 442-9074

8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)		9A. Amendment of Solicitation No.
AMERIGROUP MARYLAND, INC.
A Managed Card Organization		9B. Dated (See Item 11)
d.b.a. AMERIGROUP DISTRICT OF COLUMBIA
750 1st Street, N. E., Suite 1120		10A. Modification of Contract Order No.
Washington, D. C. 20004		POHC-2002-D-0003
Attn: Ms. Jane E. Thom son — Telephone No.: (202) 218-4901	X	10B. Dated (See Item 13)
Code’ 51-0387398 Facility’		’AUGUST 1, 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning               copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or fax which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or fax, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If Required)
OCFO CERTIFICATION LETTER DATED JUINE 03, 2004	$87,124,011.28
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(x)		A. This change order is issued pursuant to: (Specify Authority) Section F.1.1.2 “Option to Extend the Term of the Contract”
X		The changes set forth in Item 14 are made in the contract/order no. in item 10A.
B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 DCMR, Chapter 36, Section 3601.2.
C. This supplemental agreement is entered into pursuant to authority of:
D. Other (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☐ is required to sign this document and return copies to the issuing office.
14. Description of amendment/modification (Organized by UCF Section headings, including solicitation/contract subject matter where feasible.)
THE CONTRACT REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

	1.	THE DISTRICT HEREBY EXERCISES ITS OPTION TO RENEW THIS CONTRACT IN ACCORDANCE TO SECTION F.1.2, TERM OF CONTRACT FOR THE PERIOD OF AUGUST 1, 2004 THROUGH JULY 31, 2005. THE TOTAL PRICE FOR THIS OPTION IS $87,124,011.28.

	2.	A LIST OF RATES INCREASE FOR TREND EFFECTIVE FROM CONTRACT PERIOD AUGUST 1, 2004 THROUGH JULY 31, 2005.

	3.	INCORPORATE THE DEPARTMENT OF LABOR WAGE DETERMINATION NO. 1994-2103, REVISION NO., 32, DATED 05/27/2004

Except as provided herein, all terms and conditions of the document referenced in Item 10A remain unchanged and in full force and effect.
15A. Name and Title of Signer (Type or print)		16A. Name of Contracting Officer
Jane E. Thompson CEO		ESTHER M. SCARBOROUGH
15B. Name of Contractor	18. Date Signed	16B. District of Columbia	16C. Date Signed
AMERIGROUP District of Columbia
/s/ Jane E. Thompson (Signature of person on authorized to s n)	7/7/04
(Signature of Contracting Officer)